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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
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EXHIBIT 23.1


ARTHUR ANDERSEN LLP



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 3, 2001 included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-52130.

/s/ Arthur Andersen LLP

Lancaster, Pa.,
April 10, 2001